                                                                   EXHIBIT 12(b)


               THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


            That I, MICHAEL A. CARPENTER, of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                       Michael A. Carpenter
                                       Chairman of the Board, President
                                       and Chief Executive Officer
                                       The Travelers Life and Annuity Company

               THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


            That I, JAY S. BENET, of West Hartford, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                       Jay S. Benet
                                       Director
                                       The Travelers Life and Annuity Company

               THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


            That I, GEORGE C. KOKULIS, of Simsbury, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                       George C. Kokulis
                                       Director
                                       The Travelers Life and Annuity Company

               THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


            That I, IAN R. STUART, of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.


                                   Ian R. Stuart
                                   Director, Senior Vice President,
                                   Chief Financial Officer,
                                   Chief Accounting Officer and Controller
                                   The Travelers Life and Annuity Company

               THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


            That I, KATHERINE M. SULLIVAN, of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL II for Variable Life Insurance Contracts, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                       Katherine M. Sullivan
                                       Director, Senior Vice President
                                       and General Counsel
                                       The Travelers Life and Annuity Company